                             DOMINION INSIGHT GROWTH FUND
                                    ANNUAL REPORT
                                    JUNE 30, 1997



DOMINION INSIGHT GROWTH FUND
A SERIES OF DOMINION FUNDS, INC.
-----------------------------------------------------

To Our Shareholders:

While performance for the first six weeks of the calendar year was flat and for the year ended June 30, 1997 was -8.21%, the total return since inception (October 27, 1992) was 103.38%, or 16.43% average annualized return on a compounded basis. Our exhortation for patience and dollar cost averaging expressed in the semi-annual report for DOMINION INSIGHT GROWTH FUND (FUND) on December 31, 1996, has proven to be prophetic half-way through the third quarter of 1997. The FUND'S NAV has increased significantly from the beginning of the year to $19.12 as of this writing.

Notwithstanding the sell-off experienced by the FUND at times during the past twelve months, caused notably by continued strength in S&P 500 companies, we anticipate a rotation back to small/mid-cap stocks. Investors are recognizing that many small/mid-cap stocks offer higher growth rates at more reasonable valuations than most large-cap stocks. This has been caused, in part, by the sell-off of small/mid-cap market, especially technology issues, beginning in July 1996. We believe the market has entered a period where the small/mid-cap stocks will reemerge into leading the market again.

It is important for our shareholders to consider why they invest in equities. Recognizing that past performance is no guarantee of the future, investors buy stocks in anticipation of earnings growth, not solely past performance. With the FUND'S portfolio earnings growth in the range of 50%, it seems reasonable we are due to capture much of the gain our analysis projects for the 18 months ahead. We trust you will be part of the success, and thank you for your confidence.


                           /s/ Douglas W. Powell      /s/ C. Dewey Elliott, III

August 21, 1997            Douglas W. Powell          C. Dewey Elliott, III
                           Chairman of the Board      President







The performance data presented does not reflect the deduction of the sales load and, if reflected, the load would reduce the performance quoted. The performance data presented represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             DOMINION INSIGHT GROWTH FUND
                              INVESTMENTS IN SECURITIES
                                    JUNE 30, 1997


                                                     Market         Percent of
Common Stocks (Continued)              Shares        Value         Total Assets
-------------                          ------     ----------       ------------
Commercial Services - Printing
  Consolidated Graphic (a)             13,100     $  546,925           2.38%
                                                  ----------       ---------
Computer - Memory Devices
  Smart Modular Tech (a)               17,150        578,813           2.52
                                                  ----------       ---------
Computer - Mini/Micro
  Compaq (a)                            6,500        645,125           2.81
                                                  ----------       ---------
Computer - Services
  Data Dimensions, Inc. (a)            19,500        429,000           1.87
                                                  ----------       ---------
Computer - Software
  Compuware Corp. (a)                  31,200      1,489,800           6.48
  McAfee Association (a)               11,650        735,406           3.20
  Microsoft Corp. (a)                  12,000      1,516,500           6.60
  Peoplesoft Inc. (a)                  22,800      1,202,700           5.23
                                                  ----------       ---------
                                                   4,944,406          21.51
                                                  ----------       ---------
Electronics - Measuring Instrument
  Teradyne (a)                         13,400        525,950           2.29
                                                  ----------       ---------
Electronics - Semiconductors
  Altera Corp. (a)                     18,000        909,000           3.95
  Applied Materials (a)                13,300        941,806           4.10
  Microlinear (a)                      30,000        315,000           1.37
  Orbotech Ltd. (a)                    22,300        710,813           3.09
  Sanmine Corp. (a)                    12,400        787,400           3.43
  Semtech Corp. (a)                    20,200        737,300           3.21
  Texas Instruments                     4,800        403,500           1.76
  Vecco Instruments (a)                12,600        488,250           2.12
                                                  ----------       ---------
                                                   5,293,069          23.03
                                                  ----------       ---------
Food - Meat Products
  Smithfields Foods (a)                12,200        750,300           3.26
                                                  ----------       ---------
Insurance - Life
  Conseco Inc.                         11,900        440,300           1.91
                                                  ----------       ---------


The accompanying notes are an integral part of these financial statements.

                             DOMINION INSIGHT GROWTH FUND
                              INVESTMENTS IN SECURITIES
                                    JUNE 30, 1997


                                                     Market         Percent of
Common Stocks (continued)              Shares        Value         Total Assets
-------------------------              ------      ----------      ------------

Medical - Ethical Drugs
  Medicis Pharmaceutical (a)           14,550     $  725,681           3.16%
  Teva Pharmaceutical ADR               7,800        505,050           2.20
                                                  ----------       ---------
                                                   1,230,731           5.36
                                                  ----------       ---------
Medical - Outpatient/Home Care
  Rehabcare Group (a)                  13,300        492,100           2.14
                                                  ----------       ---------
Oil & Gas - Machinery/Equipment
  Energy Ventures (a)                  15,000        630,000           2.74
                                                  ----------       ---------
Retail - Discount & Variety
  Ninety-Nine Cents (a)                16,200        488,025           2.12
  Tuesday Morning Corp (a)             27,000        543,375           2.36
                                                  ----------       ---------
                                                   1,031,400           4.48
                                                  ----------       ---------
Retail/Wholesale Computer
  Dell Computer (a)                    13,500      1,585,406           6.90
                                                  ----------       ---------
Telecommunications - Equipment
  Bright Point (a)                     23,800        774,988           3.37
  Teledata Comm (a)                    20,100        690,938           3.01
  Tellabs Inc. (a)                     14,700        821,363           3.57
                                                  ----------       ---------
                                                   2,287,289           9.95
                                                  ----------       ---------
Transportation - Truck
  Swift Transportation (a)             19,800        584,100           2.54
                                                  ----------       ---------
Total Investments in Securities
   (cost $16,822,485)                            $21,994,912          95.69%
                                                  ----------       ---------
                                                  ----------       ---------

NOTES:
     (a) Presently non-income producing.
     (b) Percentage of investments as shown is the ratio of the total market value to total assets.


The accompanying notes are an integral part of these financial statements.

                             DOMINION INSIGHT GROWTH FUND
                         STATEMENT OF ASSETS AND LIABILITIES
                                    JUNE 30, 1997


ASSETS

  Investments in securities, at value                         $  21,994,912
   (identified cost $16,822,485)
  Cash                                                              504,688
  Receivables
    Investment securities sold                                      481,332
    Capital shares sold                                                 483
    Dividends and interest                                            5,349
  Organization costs, net                                                 6
                                                              -------------
    TOTAL ASSETS                                              $  22,986,770
                                                              -------------
                                                              -------------
LIABILITIES

    Accrued investment advisory fee                           $      18,999
    Accrued administrative fee                                       23,741
                                                              -------------
         TOTAL LIABILITIES                                           42,740
                                                              -------------
NET ASSETS                                                    $  22,944,030
                                                              -------------
                                                              -------------
  Capital shares outstanding                                      1,453,179

  Net asset value and offering price per share
    Net asset value per share                                 $       15.79
                                                              -------------
                                                              -------------
    Offering price per share                                  $       16.36
                                                              -------------
                                                              -------------


The accompanying notes are an integral part of these financial statements.

                             DOMINION INSIGHT GROWTH FUND
                               STATEMENT OF OPERATIONS
                           FOR THE YEAR ENDED JUNE 30, 1997


INVESTMENT LOSS

  Investment income
    Dividends                                                 $      24,139
    Interest                                                         40,612
                                                              -------------
         Total investment income                                     64,751
                                                              -------------
  Expenses
    Investment advisory fee                                         254,477
    Administration fee                                              318,097
    Amortization                                                      9,541
                                                              -------------
         Total expenses                                             582,115
                                                              -------------
  NET INVESTMENT LOSS                                              (517,364)
                                                              -------------
REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS

  Net realized loss on investments in securities                 (2,607,737)
  Net change in unrealized appreciation
    of investments in securities                                    757,148
                                                              -------------
  NET LOSS ON INVESTMENTS                                        (1,850,589)

  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                           $  (2,367,953)
                                                              -------------
                                                              -------------


The accompanying notes are an integral part of these financial statements.

                             DOMINION INSIGHT GROWTH FUND
                          STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEARS ENDED JUNE 30, 1997 AND 1996


CHANGE IN NET ASSETS FROM OPERATIONS                     1997          1996
                                                    ------------   ------------
  Net investment loss                               $   (517,364)  $   (281,524)
  Net realized gain (loss) on investments             (2,607,737)     3,556,449
  Net change in unrealized appreciation                  757,148      1,978,534
                                                    ------------   ------------
  Net increase (decrease) in net
    assets resulting from operations                  (2,367,953)     5,253,459

DISTRIBUTIONS TO SHAREHOLDERS FROM

  Net realized gains on investments                   (2,641,139)    (1,003,817)

CAPITAL SHARE TRANSACTIONS                                44,943     15,569,399
                                                    ------------   ------------
  Total increase (decrease) in net assets             (4,964,149)    19,819,041

NET ASSETS

  Beginning of year                                   27,908,179      8,089,138
                                                    ------------   ------------
  END OF YEAR (including undistributed
    investment loss of $1,179,887
    and $662,523, respectively)                     $ 22,944,030   $ 27,908,179
                                                    ------------   ------------
                                                    ------------   ------------


The accompanying notes are an integral part of these financial statements.

                             DOMINION INSIGHT GROWTH FUND
                                 FINANCIAL HIGHLIGHTS


                                                                   FISCAL PERIOD ENDED JUNE 30,

                                                  1997           1996           1995           1994        1993 (1)
                                               ----------     ----------    -----------    -----------    -----------
PER SHARE INCOME AND CAPITAL CHANGES
   FOR A SHARE OUTSTANDING DURING THE
    PERIOD (2):

  Net asset value, beginning of period         $    19.04     $   13.53      $   10.24      $    10.97     $    9.79
                                               ----------     ---------      ---------      ----------     ---------
Income (loss) from investment operations:

  Net investment loss                               (0.33)        (0.34)         (0.24)          (0.24)        (0.18)

  Net realized and unrealized gain
   (loss) on investments                            (1.16)         7.39           4.33           (0.49)         1.36
                                               ----------     ---------      ---------      ----------     ---------
  Total income (loss) from investment
    operations                                      (1.49)         7.05           4.09           (0.73)         1.18
                                               ----------     ---------      ---------      ----------     ---------
Less distributions:

  Distributions from net realized gains             (1.76)        (1.54)         (0.80)             -             -
                                               ----------     ---------      ---------      ----------     ---------
  Net asset value, end of period               $    15.79     $   19.04      $   13.53      $    10.24     $   10.97
                                               ----------     ---------      ---------      ----------     ---------
                                               ----------     ---------      ---------      ----------     ---------

Total return (3)(4)                                 (8.21%)       54.32%         42.25%          (6.65%)       18.08%
                                               ----------     ---------      ---------      ----------     ---------
                                               ----------     ---------      ---------      ----------     ---------
   RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (in
    thousands)                                 $   22,944     $  27,908      $   8,089      $    6,271     $   5,968

  Ratio of expenses to average
    daily net assets                                 2.30%         2.31%          2.38%           2.37%         2.10%

  Ratio of net investment loss to
    average net assets                               2.04%         2.03%           2.16%          2.01%         1.83%

  Portfolio turnover rate                          261.05%       172.87%        210.23%         140.87%       135.40%

  Average brokerage commission rate for
    the underlying portfolio (5)               $     0.10     $    0.10      $    0.10      $     0.10     $    0.10


(1) Financial highlights are for the period from October 27, 1992 (effective date of the Fund's Registration Statement under the Securities Act of 1933) to June 30, 1993, and, other than total return, have not been annualized.
(2) Per share information has been calculated using the average number of shares outstanding.
(3) Sales load is not reflected in total return.
(4) Total return is annualized.
(5) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the Fund's Statement of Operations. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.


The accompanying notes are an integral part of these financial highlights.

                             DOMINION INSIGHT GROWTH FUND
                            NOTES TO FINANCIAL STATEMENTS


NOTE 1   -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              ORGANIZATION AND NATURE OF OPERATIONS

              Dominion Insight Growth Fund (Fund) is a separate series of shares of common stock of Dominion Funds, Inc. (Company). The Company was incorporated in the State of Texas in June of 1992. The Company is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. In addition, the Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund's Registration Statement under the Securities Act of 1933 was October 27, 1992. The primary investment objective of the Fund is capital appreciation. The Company may designate one or more series of common stock. The only series currently designated is the Fund. Each share represents an equal proportionate interest in the assets of the Fund with each other share in such series and no interest in any other series.

              USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              VALUATION OF SECURITIES

              All securities are valued at the close of each business day. Securities traded on national securities exchanges or in national market systems are valued at the last quoted sales price. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors.

              SECURITY TRANSACTIONS AND INVESTMENT INCOME

              Security transactions are accounted for on the date the securities are purchased or sold. Realized security gains and losses from security transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis.

                             DOMINION INSIGHT GROWTH FUND
                            NOTES TO FINANCIAL STATEMENTS


NOTE 1   -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              CASH

              Cash is held in a credit interest account at May Financial Corporation, a member of the Chicago Stock Exchange, Inc., bearing interest at a variable rate. At June 30, 1997, the interest rate was 4.75%

              ORGANIZATION COSTS

              Organization costs have been capitalized and are being amortized on a straight-line basis over a period of five years. If any of the initial shares are redeemed before all the organization costs have been amortized, the proceeds will be reduced by the redeemed share's prorata share of the then-unamortized organization costs, in the same proportion as the number of shares redeemed bears to the total number of initial shares outstanding.

              INCOME TAXES

              The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provision for income or excise taxes is required.

              Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. At June 30, 1997, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

              DISTRIBUTIONS TO SHAREHOLDERS

              Dividends declared and paid from net investment income or net realized gains are recorded on the ex-dividend date, distributed on the record date and are reinvested in additional shares of the Fund at net asset value or are payable in cash without any charge to the shareholder.

                             DOMINION INSIGHT GROWTH FUND
                            NOTES TO FINANCIAL STATEMENTS


NOTE 2   -    DISTRIBUTION TO SHAREHOLDERS

              On November 30, 1996, a distribution of $1.76 aggregating $2,641,139 was declared from net realized gains from securities transactions. The dividend was payable on December 2, 1996 to shareholders of record as of November 29, 1996.

NOTE 3   -    CAPITAL SHARE TRANSACTIONS

              As of June 30, 1997, there were 1,000,000,000 shares of $.001 par value capital stock authorized of which 200,000,000 shares are classified as the Fund's series and the balance is unclassified. As of June 30, 1997, capital paid-in aggregated $21,559,165.

              Transactions in shares of capital stock for the years ended June 30, 1997 and June 30, 1996 are as follows:



                                                   Shares                          Amount
                                         ---------------------------     ---------------------------
                                             1997           1996             1997           1996
                                         ------------   ------------     ------------   ------------
  Shares sold                              376,369        912,218        $  6,333,645   $ 16,297,454
  Shares issued in
    reinvestment of
    dividends                              152,678         61,981           2,508,498        987,344
                                          --------        -------        ------------   ------------

                                           529,047        974,199           8,842,143     17,284,798


  Shares redeemed                          541,389        106,734           8,797,200      1,715,399
                                          --------        -------        ------------   ------------

  Net increase/(decrease)                 (12,342)        867,465        $     44,943   $ 15,569,399
                                          --------        -------        ------------   ------------
                                          --------        -------        ------------   ------------

NOTE 4   -    SECURITIES TRANSACTIONS

              Cost of purchases and sales of securities (excluding short-term obligations) aggregated $63,693,444 and $66,455,371, respectively, for the year ended June 30, 1997. The cost of securities for financial statement and income tax purposes was $16,822,485 at June 30, 1997. Net loss on investments in securities for the year ended June 30, 1997 was $1,850,589 for financial statement and income tax purposes. All security transactions were in long transactions. As of June 30, 1997, the aggregate unrealized appreciation and depreciation of securities was as follows:

              Unrealized appreciation            $   5,666,370
              Unrealized depreciation                (493,943)
                                                 -------------
              Net unrealized appreciation        $   5,172,427
                                                 -------------
                                                 -------------

                             DOMINION INSIGHT GROWTH FUND
                            NOTES TO FINANCIAL STATEMENTS


NOTE 5   -    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

              The Fund has an Investment Advisory Agreement (Advisory Agreement) with Insight Capital Management, Inc. (Advisor) to act as its investment advisor. The Advisor also serves as investment advisor to certain private accounts. The Advisor's only previous experience in advising a mutual fund is advising the Fund. The Advisor provides the Fund with investment advice and recommendations consistent with the Fund's investment objective, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, the Advisor receives an annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

              The Fund has an Administration Agreement with Dominion Institutional Services Corporation (Administrator). Pursuant to the Administration Agreement, and subject to the authority of the board of directors of the Fund, the Administrator is responsible for the administration of the Fund and overall management of the Fund's business affairs. The Administrator provides all services required to carry on the Fund's general administrative and corporate affairs. These services include furnishing all executive and managerial personnel, office space and equipment, and providing federal and state regulatory compliance. For its services, the Administrator receives an annual fee of 1.25% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

              The Fund has a Distribution Agreement with Dominion Capital Corporation (Distributor). Pursuant to the Distribution Agreement, the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public. As compensation for the services provided and expenses borne by the Distributor, the Fund pays the Distributor the sales charges. Sales charges for distributing fund shares were $115,746 for the year ended June 30, 1997.

              During the year ended June 30, 1997, all orders for the Fund's securities transactions were placed through the Distributor, and it is expected that the Advisor will continue to place such orders with the Distributor. Commissions charged by Distributor for executing security transactions were $371,206 for the year ended June 30, 1997.

              Certain directors and officers of the Company are also directors, officers and/or employees of the Administrator and the Distributor.

                             DOMINION INSIGHT GROWTH FUND
                                    ANNUAL REPORT
                                    JUNE 30, 1997


                                       Officers
                                       --------
                                  Douglas W. Powell
                         Chairman and Chief Executive Officer
                                C. Dewey Elliott, III
                                      President

                                      Directors
                                      ---------
                                  Douglas W. Powell
                                C. Dewey Elliott, III
                                 Robert H. Spiro, Jr.
                                 Peter R. Goldschmidt
                                 Allen B. Clark, Jr.

                                  Investment Advisor
                                  ------------------
                           Insight Capital Management, Inc.
                        1656 North California Blvd., Suite 300
                                Walnut Creek, CA 94696

                                    Administrator
                                    -------------
                     Dominion Institutional Services Corporation
                              5000 Quorum Dr., Suite 620
                                   Dallas, TX 75240

                                     Distributor
                                     -----------
                            Dominion Capital Corporation
                             5000 Quorum Dr., Suite 620
                                  Dallas, TX 75240

                                      Custodian
                                      ---------
                              May Financial Corporation
                             8333 Douglas Ave., Suite 400
                                   Dallas, TX 75225

                                    Transfer Agent
                                    --------------
                                 Fund Services, Inc.
                            1500 Forest Avenue, Suite 111
                                  Richmond, VA 23229

                                 Independent Auditors
                                 --------------------
                                 Kinder & Wyman, P.C.
                             Certified Public Accountants
                            511 E. John Carpenter Freeway
                                      Suite 200
                                   Irving, TX 75062

                                    Legal Counsel
                                    -------------
                              Frederick C. Summers, III
                              A Professional Corporation
                                   Attorney at Law
                                 1400 St. Paul Place
                                750 N. St. Paul Street
                                   Dallas, TX 75201